UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2022

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CNS Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

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Nevada	001-39126	82-2318545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 West Loop South, Suite 900

Houston, Texas 77027

 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 946-9185

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	CNSP	The NASDAQ Stock Market LLC

Item 8.01	Other Events.

CNS Pharmaceuticals, Inc. (the “Company”) held its scheduled Annual Meeting of Stockholders at Wells Fargo Center, 13th Floor - Twin Peak Boardroom, 299 S Main St, Salt Lake City, UT 84111, on Wednesday, July 27, 2022, at 9:00 a.m. (MT). After counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. Under Section 2.08 of the Company’s Bylaws and pursuant to Nevada Revised Statutes 78.370(7), the Company Secretary proposed a vote of shares present to adjourn the meeting until August 3, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy. Upon recommencement of the meeting on August 3, 2022, and after counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. The Company Secretary proposed a vote of shares present to adjourn the meeting until August 16, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy. Upon recommencement of the meeting on August 16, 2022, and after counting the number of shares present in person and by proxy, Company Secretary Christopher Downs determined that a quorum for the transaction of business was not present. The Company Secretary proposed a vote of shares present to adjourn the meeting until August 25, 2022, at 9:00 a.m. in the same location. The proposal was passed with proxy shares being voted by their representatives pursuant to discretionary voting power granted under the proxy.

Therefore, the Annual Meeting of the Stockholders has been adjourned until August 25, 2022, to be held at Wells Fargo Center, 13th Floor - Twin Peak Boardroom, 299 S Main St, Salt Lake City, UT 84111, at 9:00 a.m. (MT). All business to be transacted at the Annual Meeting remains the same.

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNS Pharmaceuticals, Inc.

By:	/s/ Chris Downs
Chris Downs
Chief Financial Officer

Dated: August 16, 2022

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